                      Oppenheimer U.S. Government Trust
                  Supplement dated September 14, 2001 to the
                      Prospectus dated December 28, 2000

The Prospectus is changed as follows:

1.    The supplement dated July 31, 2001 is replaced by this supplement.

2.    As approved by shareholders at a special meeting held on September 12,
2001, the first bulleted paragraph under the heading "What Does the Fund
Mainly Invest In?" on page 3 is replaced with the following:

o     Under normal market conditions, the Fund invests at least 80% of its net assets (plus borrowings used for investment purposes) in U.S.
         government securities.

3.    The third sentence of the paragraph captioned, "Illiquid and Restricted
Securities" on page 11 is revised to read:

      The Fund cannot invest more than 10% of its net assets in illiquid or restricted securities (including repurchase agreements maturing beyond seven (7) days).

4.    The paragraph captioned "Class N Shares" under the heading "What
Classes of Shares Does the Fund Offer?" on page 15 is revised by deleting the first three sentences of that section and replacing it with the following sentence:

      If you buy Class N shares (available only through certain
      retirement plans), you pay no sales charge at the time of
      purchase, but you will pay an annual asset-based sales charge.

5.    The first and second sentences of the section captioned "Class A
Contingent Deferred Sales Charge" on page 18 are deleted and replaced with the following:

      There is no initial sales charge on non-retirement plan purchases of Class A shares of any one or more of the Oppenheimer funds aggregating $1 million or more, or for certain purchases by particular types of retirement plans that were permitted to purchase such shares prior to March 1, 2001.  (After March 1,
      2001, retirement plans are not permitted to make initial
      purchases of Class A shares subject to a contingent deferred sales charge.)  The Distributor pays dealers of record
      concessions in an amount equal to 1.0% of purchases of $1 million or more other than by those grandfathered retirement accounts.

                                                                        [over]

6.    The following sentence, which is the last sentence of the first paragraph in the section captioned "Class A Contingent Deferred Sales Charge"
on page 18, is deleted:

      That concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of
      accumulation) by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more
      Oppenheimer funds held by the plan for more than one year.

7.    The following paragraph is added after "Can You Reduce Class A Sales
Charges?" on page 19:

      Purchases by Certain Retirement Plans.  There is no initial sales charge on purchases of Class A shares of any one or more
      Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special
      agreement with the Distributor, and by retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or recordkeepers which have entered into a special agreement with the Distributor.  There is no contingent deferred sales charge upon the redemption of such shares.  The Distributor currently pays dealers of record concessions in an amount equal to 0.25% of the purchase price of Class A shares by those retirement plans from its own resources at the time of sale.  That concession will not be paid on purchases of shares by a retirement plan made with the redemption proceeds of Class N shares of one or more
      Oppenheimer funds held by the plan for more than (18) months.

8.    The first paragraph in "How Can You Buy Class N Shares?" on page 20 is revised to read as follows:

      Class N shares are offered only through retirement plans (including
      IRAs and 403(b) plans) that purchase $500,000 or more of Class N shares of one or more Oppenheimer funds or through retirement plans (not including IRAs and 403(b) plans) that have assets of $500,000 or more or 100 or more eligible participants. See "Availability of Class N
      Shares" in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.

9.

The following is added to the end of the last paragraph under "Distribution and Service Plans for Class B, Class C and Class N Shares" on page 22:

      That sales concession on the sale of Class N shares will not be paid on
      (i) purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the plan for more than one year (other than rollovers from an
      OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), (ii) purchases of Class N shares in amounts of $500,000 or more by a retirement plan that pays for the purchase with the redemption proceeds of Class A shares of one or more
      Oppenheimer funds (other than rollovers from an
      OppenheimerFunds-sponsored Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds), and (iii) on purchases of Class N shares by an OppenheimerFunds-sponsored Pinnacle or Ascender 401(k)
      plan made with the redemption proceeds of Class A shares of one or more
      Oppenheimer funds.

10.   The third sentence in the section entitled "OppenheimerFunds Internet
Web Site" on page 23 is revised to read as follows:

      To perform account transaction or obtain account information online, you must first obtain a user I.D. and password on that website.

11.   The first sentence of the last paragraph under the heading "Shareholder
Account Rules and Policies" on page 30 is revised by adding the words "and annual notice of the Fund's privacy policy" after the phrase, "annual and semi-annual report."

12.   The last sentence of the last paragraph under the heading "Shareholder
Account Rules and Policies" on page 30 is revised to read as follows:

      Individual copies of prospectuses, reports and privacy notices will be sent to you commencing 30 days after the Transfer Agent receives your request to stop householding.

13.   The first sentence under "How to Get More Information" on the
Prospectus back cover is revised to read as follows:

      You can request the Statement of Additional Information, the
      Annual and Semi-Annual Reports, the notice explaining the Fund's privacy policy and other information about the Fund or your account:

September 14, 2001                                            PS0220.020